Exhibit 23

                          Independent Auditor's Report

                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements number 33-33536, 33-40551, 33-40552, 33-40553, 33-40554, 33-51100, 33-51102, 33-51320,
and 333-40237 of Reynolds, Smith and Hills, Inc. on Form S-8 of our report dated June 7, 2002 appearing in this Annual Report on Form 10-K of Reynolds, Smith and Hills, Inc. for the years ended March 31, 2002, 2001 and 2000.


/s/ Deloitte and Touche LLP

Certified Public Accountants
Jacksonville, FL
June 24, 2002